UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) October 7, 2005

GIBRALTAR INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

Delaware _______________________________ (State or other jurisdiction of incorporation)	0-22462 _______________________________ (Commission File Number)	16-1445150 _______________________________ (IRS Employer Identification No.)

3556 Lake Shore Road
P.O. Box 2028
Buffalo, New York
14219-0228
___________________________________
 (Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:   (716) 826-6500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

The Registrant filed a Form 8-K on October 7, 2005, reporting, among other things, the Registrant’s acquisition of Alabama Metal Industries Corporation (“AMICO”). The Registrant did not file financial statements of AMICO or any pro forma financial information at that time in accordance with the authority granted by Item 9.01 of Form 8-K. Subsequently the Registrant filed audited, consolidated financial statements of AMICO as of and for the years ended December 31, 2003 and 2004 on a Form 8-K/A filed on November 15, 2005. The Registrant filed AMICO’s unaudited, consolidated financial statements for the nine months ended September 30, 2004 and 2005 on a Form 8-K/A filed on November 15, 2005. The Registrant is now filing the pro forma financial information required by Item 9.01(b). The Registrant therefore hereby amends the following items of its Form 8-K filed October 7, 2005 as follows:

Item 9.01.    Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired.

1.	Alabama Metal Industries Corporation and Subsidiaries Audited Financial Statements

(i)	Independent Auditors’ Report

(ii)	Consolidated balance sheets as of December 31, 2004 and 2003

(iii)	Consolidated statements of operations for years ended December 31, 2004 and 2003

(iv)	Consolidated statements of stockholders’ equity for the years ended December 31, 2004 and 2003

(v)	Consolidated statements of cash flows for the years ended December 31, 2004 and 2003

2.	Alabama Metal Industries Corporation Unaudited Condensed Consolidated Financial Statements

(i)	Condensed consolidated balance sheets as of September 30, 2004 and 2005

(ii)	Condensed consolidated statements of operations for nine months ended September 30, 2004 and 2005

(iii)	Condensed consolidated statements of cash flows for the nine months ended September 30, 2004 and 2005

(b)	Pro Forma Financial Information.

(i)	Unaudited Pro Forma condensed, combined balance sheet as of September 30, 2005

(ii)	Unaudited pro forma condensed, combined statements of income for the year ended December 31, 2004

(iii)	Unaudited pro forma condensed, combined statements of income for the nine months ended September 30, 2004

(iv)	Unaudited pro forma condensed, combined statements of income for the nine months ended September 30, 2005

(c)	Shell Company Transactions — Not Applicable.

(d)	Exhibits.

10.1	Term Loan Agreement among Gibraltar Industries, Inc., Gibraltar Steel Corporation of New York, KeyBank National Association and the lenders named therein, dated as of October 3, 2005*

99.1	Press Release issued October 3, 2005*

99.2	Alabama Metal Industries Corporation and Subsidiaries Audited Consolidated Financial Statements*

99.3	Alabama Metal Industries Corporation and Subsidiaries Unaudited Condensed Consolidated Financial Statements*

99.4	Pro Forma Financial Information

_________________
* Previously filed

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 19, 2005

GIBRALTAR INDUSTRIES, INC.

By: /s/ David W. Kay
Name: David W. Kay
Title: Chief Financial Officer

4